TECHNOLOGY | INNOVATION | SOLUTIONS Investor Presentation November 2015

TECHNOLOGY | INNOVATION | SOLUTIONS Forward-looking Statements & Non-GAAP Financial Information 2 Forward-Looking Language This presentation and all publicly available documents, including the documents incorporated herein and therein by reference, contain, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods, including statements on the slides in this presentation titled “Total Addressable Market,” “FY16 Outlook,” and “Investment Highlights.” Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the risk factors set forth in Item 1A of the company’s Annual Report for the fiscal year ended March 31, 2015. Copies are available from the SEC or the Agilysys website. We undertake no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted cash flow from operations and adjusted EBITDA. Management believes that such information can enhance investors' understanding of the company's ongoing operations. See the tables on slide 21 & 22 for reconciliations to the comparable GAAP measures.

TECHNOLOGY | INNOVATION | SOLUTIONS Key Financial Statistics 3 •Adjusted EBITDA ^ Market Stats Stock Price (11/11/15) $11.63 Diluted Shares Outstanding 22.4M 52 Week High $12.74 Diluted Market Capitalization $261M 52 Week Low $7.97 Total Debt (at 9/30/2015) $0.2M Average Daily Volume (3 months) 51,383 Cash & Marketable Securities (at 9/30/2015) $62M Basic Shares Outstanding 22.4M Enterprise Value $199M Financial Metrics & Valuation (TTM*) Revenue $110.6M Adjusted EBTIDA^ $1.8M Earnings per share ($0.39) EV/Revenue 1.8x $1.8 $6.5 $1.2 $1.8 $0.0 $10.0 FY13 FY14 FY15 TTM* *TTM for the twelve month period ended September 30, 2015 ^Non-GAAP measure, see reconciliation on slide 21 & 22 FY13 & FY14 results reflect the sale of RSG and UK entity

TECHNOLOGY | INNOVATION | SOLUTIONS Transform the guest services experience in the hospitality industry. Build lasting connections with our team, our customers, our stakeholders and our communities. Our Purpose Our Vision Our Mission and Vision 4

TECHNOLOGY | INNOVATION | SOLUTIONS Established In-Market Product Offerings: Interfaced, Not Common Platform Workforce Management (Staff) 2% of Revenue Property Management (Book, Arrive, Order) 26% of Revenue Point-of-Sale (Order) 56% of Revenue Inventory & Procurement (Procure) 11% of Revenue Document Management (Order, Procure) 3% of Revenue Note: Revenue contribution figures represent percentage of TTM for the twelve months ended September 30, 2015. 5

TECHNOLOGY | INNOVATION | SOLUTIONS 6 Key Differentiators The best hospitality knowledge coupled with the best technology talent Competitive Strengths Scalability Support deployments from single lane café (POS) to 8,000 room property (PMS) on a single instance Scalability Scalability High levels of customer service and satisfaction leads to industry-leading average customer life of over ten years Customer Engagement Scalability Successfully running mission critical operations for high profile accounts Stability Scalability Handle disconnected scenarios for weeks at a time Offline Capabilities Scalability Full-service product suite supports customers’ business operations Integrated Suite 6

TECHNOLOGY | INNOVATION | SOLUTIONS 7 rGuest Technology Development Strategy & Plan • Shifting focus from product-centric solutions with a high number of software modules and operating silos to integrated platform centric solution for Lodging, F&B and Payments applications • Designed to run as a Software as a Service (“SaaS”)-based platform on the public cloud, private cloud, on premise, or in a hybrid configuration • Changes the guest interaction dynamic from “Transaction” to “Experience Management” • Transforms Agilysys to a SaaS business • Primary focus now on subscription services revenue model compared to legacy license and maintenance revenue model • Continue to provide customers an upgrade and/or migration path from previously purchased Agilysys products to new rGuest application • rGuest sales account for approximately 2% of TTM revenue for the period ended September 30, 2015 7

TECHNOLOGY | INNOVATION | SOLUTIONS 8 rGuest Platform & Product Offering Overview: End-to-End Solutions Agilysys’ Unified Platform for Delivering its Next Generation Offerings Promote Staff Survey Promote Supply Seat Reserve Seat Stay Buy Stay Upsell Profile Analyze NextGen Offering Today’s Offering Guest Lifecycle Pay Suggest Order Market Discover Book / Reserve Arrive Analyze Procure Staff Experience Current offering Future offering Pay 8

TECHNOLOGY | INNOVATION | SOLUTIONS 9 rGuest: Managing the Guest Experience RESERVE/BOOK 1 ARRIVE/PLAN 2 ORDER/ENJOY 5 ORDER/REST 4 SIT 3 DEPART 6 REFLECT 7 rGuest Seat 1 rGuest Pay RESERVE/BOOK rGuest Seat 3 SIT rGuest Buy 4 rGuest Stay ORDER rGuest Pay 5 4 rGuest Buy ORDER 5 rGuest Analyze 7 rGuest Promote REFLECT rGuest Seat 2 rGuest Stay ARRIVE/PLAN rGuest Analyze rGuest Buy rGuest Stay DEPART rGuest Pay 6 rGuest Buy 4 rGuest Stay ORDER rGuest Pay 5 rGuest Analyze Current Offering Future Offering DISCOVER 0 9

TECHNOLOGY | INNOVATION | SOLUTIONS 10 rGuest Platform Value Proposition Guest Recruitment, Improve Recruitment Personalized Service, Strengthen Connection Revenue & Profit Growth, Increase Wallet Share Optimize Operations, Reduce Costs 10

TECHNOLOGY | INNOVATION | SOLUTIONS 11 Delivering Vision Through the rGuest Platform Common User Interface Shared Configuration Common Services Cloud technology Open architecture Rich Integrations • Common services allow rapid innovation across the Agilysys suite of applications • Common User Interface through-out all applications • Shared configuration and management to reduce overhead of managing multiple systems • Designed from the ground up for today’s trends and tomorrow’s innovations • Cloud delivered, but future options for on premise and hybrid scenarios • Built with an open SOA architecture in mind for partner and customer application integration • Allows for rich data integration for Agilysys applications as well as customers and partners 11

TECHNOLOGY | INNOVATION | SOLUTIONS 12 Product Status Insight Mobile Manager (IMM) v1.x for LMS & Visual One (POS) Initial Release: Fall 2015 (PMS) Limited Release Available 12

TECHNOLOGY | INNOVATION | SOLUTIONS Total Addressable Market is Growing 13 $14B+ Market Opportunity $4.3B Addressed Market AGYS Product roadmap significantly expands total addressable market Industry growth expected at 5-7% annually (commissioned IHL and STR study)

TECHNOLOGY | INNOVATION | SOLUTIONS Significant Room for Growth in Markets We Serve 14 $4B in annual spending on existing software services and recurring software maintenance for current product portfolio 50% 24% 17% 9% Revenue Mix by Market (TTM*) Gaming Pinnacle Entertainment Sands Casino & Resort The Cosmopolitan of Las Vegas Valley View Casino & Hotel Caesars Palace Casino Del Sol Boyd Gaming Ho-Chunk Gaming Oxford Casino Maryland Live! Casino Hotels, Resorts, and Cruise The Broadmoor Colorado Springs The Breakers Palm Beach The SeaPines Resort Black Rock Oceanfront Resort Royal Caribbean International Pinehurst Vail Resorts Royal Lahaina Resort Norwegian Cruise Lines Food Service Compass Group Benchmarc Restaurants by Marc Murphy Sugar Factory BRguest Hospitality Savor Restaurants, Universities, Stadia and Healthcare Yale University Vanderbilt University California State University at Fullerton – Auxiliary Services Corporation Note: Revenue contribution figures represent percentage of TTM for the twelve months ended September 30, 2015.

TECHNOLOGY | INNOVATION | SOLUTIONS Historical Financial Results 15 All numbers in thousands, except per share data *FY13 & FY14 results reflect the sale of RSG and UK entity **TTM for the twelve month period ended September 30, 2015 ^ Non-GAAP measure, see reconciliation on slide 21 & 22 $94,008 $101,261 $103,514 $110,586 $85,000 $90,000 $95,000 $100,000 $105,000 $110,000 $115,000 FY13 FY14 FY15 TTM** Revenue * $3,235 $876 $8,000 $0 $2,000 $4,000 $6,000 $8,000 $10,000 FY14 FY15 TTM** Adjusted Cash from Continuing Operations^ $1,836 $6,450 $1,174 $1,809 $0 $2,000 $4,000 $6,000 $8,000 $10,000 FY13 FY14 FY15 TTM** Adjusted EBITDA^ ($6,214) ($2,895) ($11,497) ($8,695) ($15,000) ($13,000) ($11,000) ($9,000) ($7,000) ($5,000) ($3,000) ($1,000) FY13 FY14 FY15 TTM** Loss from Continuing Operations *

TECHNOLOGY | INNOVATION | SOLUTIONS Recurring Revenue Contribution Focus 16 FY13 FY14 FY15 TTM* 52.2% 52.5% 54.1% 52.4% 33.0% 34.2% 30.8% 33.4% 14.8% 13.3% 15.1% 14.2% Product Mix (as % of total revenue) Recurring Revenue (support, maintenance & subscription) Product Revenue Professional Services Revenue • Recurring revenues comprised 52% of the Company’s TTM* revenue versus 52% in FY13. • Leveraging growing market share and installed product base to offer an increased level of recurring services • Expanding SaaS-based product offerings to create an ongoing customer relationship and foster enhanced recurring revenues SaaS revenues up 13.8% in TTM* vs fiscal 2015 *TTM for the twelve month period ended September 30, 2015.

TECHNOLOGY | INNOVATION | SOLUTIONS Strong Balance Sheet 17 Consolidated Balance Sheet (unaudited) in thousands September 30, 2015 March 31, 2015 Cash, cash equivalents and marketable securities $62,101 $75,067 Other current assets 21,959 29,950 Long-term assets 85,175 76,508 Total assets $169,235 $181,525 Current liabilities $36,797 $50,610 Other liabilities 7,450 6,727 Total liabilities $44,247 $57,337 Shareholders’ equity 124,988 124,188 Total liabilities and shareholders’ equity $169,235 $181,525

TECHNOLOGY | INNOVATION | SOLUTIONS Recent Product and Corporate Highlights • Introduced hosted version of LMS property management system • Provides new benefits to hospitality operators • Foundation for seamless future transition to rGuest Stay platform • LMS now fully integrated with rGuest Pay and rGuest Analyze • Introduced new versions of InfoGenesis and InfoGenesis Flex that are fully integrated with rGuest Pay, rGuest Seat and rGuest Analyze • 1H FY’16 revenue up 14% year over year and adjusted EBITDA up 30% • 75 new business wins, more than double comparable year-ago period • SaaS revenue increased 29% over the prior-year period • Securing much higher rate of competitive displacements than historical levels • Over 150 existing customers purchased rGuest platform solutions in 1H FY’16 • Notable success with rGuest Pay with nearly 200 agreements year to date • Sales of rGuest platform represented 4% of 1H FY’16 revenue compared to 2% of TTM revenue 18

TECHNOLOGY | INNOVATION | SOLUTIONS FY16 Outlook • Revenue outlook revised upward • $110-112M compared to $103.5M in fiscal 2015. • Gross margin • Expected to be consistent with fiscal 2015 in high 50% range • Adjusted EBITDA • Expected to more than double year over year compared to fiscal 2015 Adjusted EBITDA of $1.2M • Year-end cash of more than $55 million 19

TECHNOLOGY | INNOVATION | SOLUTIONS Investment Highlights  Agilysys’ solutions drive substantial customer benefits including increased revenue, reduced cost, enhanced guest experiences, and improved morale  Significant growth opportunities through cross-selling, next-gen SaaS product rollout, new market penetration and international expansion  Strong industry demand and upsell opportunities to our over 3,100+ customers  Strong balance sheet as of Q2 FY 2016:  $62 million of cash and marketable securities as of Q2 FY 2016  Year-over-year normalized deferred revenue of $26.2 million  $180 million in net operating losses 52% Recurring Revenue TTM* 76% Recurring Revenue Gross Margins 95%+ Renewal Rate in FY2015 $14B+ Market Opportunity 10+ Year Average Customer Relationship 20 *TTM for the twelve month period ended September 30, 2015.

TECHNOLOGY | INNOVATION | SOLUTIONS Non-GAAP Reconciliation 21 *TTM for the twelve month period ended September 30, 2015. 2013 2014 2015 TTM* Net (loss) income (1,298)$ 17,097$ (11,497)$ (8,695)$ (Loss) Income from discontinued operations, net of taxes 4,916 19,992 - - Loss from continuing operations (6,214) (2,895) (11,497) (8,695) Income tax (benefit) expense (3,118) (2,491) (1,054) (384) Loss before income taxes (9,332) (5,386) (12,551) (9,079) Depreciation of fixed assets 2,137 2,074 2,225 2,138 Amortization of intangibles 3,284 6,414 3,461 1,700 Amortization of developed technology 805 312 1,294 1,195 Interest (income) expense 253 61 (62) (50) EBITDA (b) (2,853) 3,475 (5,633) (4,096) Share-based compensation 1,638 2,119 3,140 3,473 Asset write-offs and other fair value adjustments 120 327 1,836 1,836 Restructuring, severance and other charges 1,495 1,392 1,482 373 Other non-operating (income) expense (228) (863) 146 169 Legal settlements 1,664 - 203 54 Adjusted EBITDA from continuing operations (a) 1,836$ 6,450$ 1,174$ 1,809$ (a) Adjusted BI DA from continuing operations, a non-GAAP financial measure, is defined as income from continuing operations before income taxes, interest expense (net of interest income), depreciation and amortization (including amortization of developed technology), and excluding charges relating to i) legal settlements, ii) restructuring, severance, and other charges, iii) asset write-offs and other fair value adjustments, iv) share-based compensation, and v) other non-operating (income) expense (b) EBITDA is defined as net income before income taxes, interest expense, depreciation and amortization (In thousands) AGILYSYS, INC. RECONCILIATION OF ADJUSTED EBITDA TO NET (LOSS) INCOME (UNAUDITED) Fiscal year ended March 31,

TECHNOLOGY | INNOVATION | SOLUTIONS Non-GAAP Reconciliation 22 *TTM for the twelve month period ended September 30, 2015. 2014 2015 TTM* Operating activities: Net cash used in operating activities from continuing operations 1,384$ (2,186)$ 7,094$ Non-recurring cash items: Payments for restructuring, severance and other charges 1,741 1,348 906 Payments for legal settlements 110 1,714 - Adjusted cash provided by continuing operations (a) 3,235$ 876$ 8,000$ (a) Non-GAAP financial measure AGILYSYS, INC. (In thousands) RECONCILIATION OF OPERATING CASH FLOWS FROM CONTINUING OPERATIONS (UNAUDITED) TO ADJUSTED CASH FLOWS FROM CONTINUING OPERATIONS Fiscal year ended March 31,